UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2008

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K/A (this “Amendment No. 2”) is being filed for the purpose of amending the Current Report on Form 8-K dated May 7, 2008 (the “Initial 8-K”) filed by Nanometrics Incorporated (the “Company”) with the Securities and Exchange Commission on May 9, 2008 announcing the entry into an Asset Purchase Agreement for substantially all of the assets of Tevet Process Control Technologies, Ltd. (“Tevet”), as amended by Amendment No. 1 to the Current Report on Form 8-K/A dated August 4, 2008 (“Amendment No. 1”) and filed by the Company on August 4, 2008.

The information previously reported in the Initial 8-K and Amendment No. 1 is hereby incorporated by reference into this Amendment No. 2. This Amendment No. 2 amends Item 9.01 of Amendment No. 1 to provide the following items:

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Tevet and its subsidiary as of and for the years ended December 31, 2007 and 2006.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this item are included in this Amendment No. 2 as Exhibit 99.1.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member of Deloitte Touche Tohmatsu, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Tevet Process Control Technologies, Ltd. and its subsidiary as of and for the years ended December 31, 2007 and 2006 and Report of Independent Auditors therein.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2009	NANOMETRICS INCORPORATED

/s/ James P. Moniz
James P. Moniz Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Brightman Almagor Zohar & Co., Certified Public Accountants, a member of Deloitte Touche Tohmatsu, Independent Registered Public Accounting Firm.

99.1	Audited Consolidated Financial Statements of Tevet Process Control Technologies, Ltd. and its subsidiary as of and for the years ended December 31, 2007 and 2006 and Report of Independent Auditors therein.